EXHIBIT 10.3g

Bank of America
Business Capital
GA7-293-01-01
April 21, 2005	300 Galleria Parkway
Suite 800
Atlanta, GA 30339

Via Telecopy: 813.254.9640	Tel 770.859.2400
Fax 770.857.2947

Kforce Inc.

1001 East Palm Avenue

4th Floor

Tampa, Florida 33605

Attention:  William L. Sanders

Re:	Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated as of November 3, 2000, among Kforce, Inc. (the “Borrower”), certain of its affiliates, and Bank of America, N.A. (the “Agent”), as agent for itself and certain financial institutions party thereto.

Mr. Sanders:

Reference is hereby made to the Credit Agreement. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

Effective December 31, 2004, clause (c)(ii) of Section 7.13 of the Credit Agreement shall be deemed restated to provide: “(ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $5,000,000 at any time;”.

Except as expressly provided hereinabove, the Credit Agreement shall remain in full force and effect. Nothing contained herein shall be deemed to be or operate as a waiver of or consent to any Event of Default.

BANK OF AMERICA, N.A., as agent

By:	/s/ Mark Henderson
	Title:	Vice President

Accepted and agreed:

KFORCE INC.

By:	/s/ W L Sanders
	Title:	President